PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
SCHEDULE OF PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB

Loan receivables (1)
-Secured	107,826	-
-Unsecured	41,744	147,444
VAT-input deductible	26,911	38,258
Receivables from third-party payment settlement platform (2)	5,843	6,991
Deposits	5,141	5,834
Receivables of distribution of an equity method investment (3)	-	4,535
Receivables from disposal of a subsidiary (4)	2,200	-
Others (5)	10,945	10,307
Less: allowance for credit losses	(23,423)	(127,227)
Total prepaid expenses and other current assets, net	177,187	86,142

(1)	Loan receivables represent the principal and interest to be collected on loans provided by the Group to third-party companies.

As of December 31, 2025, there were three unsecured loans provided to three companies. One loan with total principal and interest amount of RMB 27,120 has an interest rate of 8% per annum. Another loan with total principal and interest amount of RMB 52,584 has an annual interest rate of 4.35%.

The remaining loan, with principal of US$ 9,637 (equivalent to RMB 67,740), was provided by the Group to a third-party company. The loan was originally secured by a certain amount of gold bullion pledged by the third-party company. In May 2025, the third-party company encountered into a major risk event and became involved in economic crime cases, as a result of which the pledged gold was placed under control and could not be liquidated. The Group classified the loan receivable as unsecured and provided a full allowance for credit loss as of December 31, 2025.

As of December 31, 2025, all three loans are due within twelve months. Total allowance for credit losses of unsecured loan receivables was RMB 121,860.

(2)	Receivables from third-party payment settlement platform represent amount due from the third-party on-line payment service providers in relation to their processing of payments to the Group.

(3)	In December 2025, one of the Group’s equity method investees, Weixin (Note 28), commenced liquidation proceedings and the Group recorded the liquidation proceeds of RMB 4,535 as receivables, which were collected subsequently in January 2026, with an investment gain of RMB 344 recorded in other non-operating income/(loss), net.

(4)	In the fourth quarter of 2020, the Group disposed of a subsidiary, Wuhan Yunteng Logistics Co., Ltd. (“Wuhan Yunteng”), to a third party for a total cash consideration of RMB 26,676, with a loss of RMB 1 million recorded in other non-operating income/(loss), net. The third party and the Group entered into an agreement in 2022 on the repayment schedule of the outstanding amount of disposal consideration. In 2025, the Group collected repayment of RMB 5,000, and the remaining amount of RMB 6,337 was recorded in other non-current assets as of December 31, 2025, which will be collected in 2027 and 2028 respectively, according to the agreement (Note 11).

(5)	As of December 31, 2025, others primarily consist of loans to individuals, for which a full allowance for credit loss was provided, and prepaid operating expenses.